Exhibit 10.2

Confidential

Execution Version

In accordance with Item 601(b)(10) of Regulation S-K, certain portions of this exhibit have been omitted because the information (i) is not material and (ii) would likely cause competitive harm to Nuvation Bio if publicly disclosed. The omissions have been indicated by “[**Redacted**]”.

AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

BETWEEN

ANHEART THERAPEUTICS (HANGZHOU) CO., LTD.

(葆元生物医药科技（杭州）有限公司 )

AND

INNOVENT BIOLOGICS (SUZHOU) CO., LTD.

(信达生物制药（苏州）有限公司 )

Date November 30, 2022

Confidential

Execution Version

This Amendment to Collaboration and License Agreement (this “Amendment”) is entered into as of [    ] (the “Execution Date”) by and between AnHeart Therapeutics (Hangzhou) Co., Ltd. (葆元生物医药科技（杭州）有限公司), a Chinese corporation having an office and place of business at Room 401-19, Building 6, Yinhai Science and Technology Innovation Center, No. 501 Fucheng Road, Xiasha Street, Qiantang District, Hangzhou City, Zhejiang Province, China (“AnHeart”); and Innovent Biologics (Suzhou) Co. Ltd., (信达生物制药（苏州）有限公司), a Chinese corporation having an office and place of business at 168 Dongping Street, Suzhou Industrial Park, Suzhou City, Jiangsu Province, China (“Innovent”). AnHeart and Innovent are each referred to herein by name, individually as a “Party”, or collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into the Collaboration and License Agreement (the “Agreement”) dated as of May 31, 2021, under which, subject to the terms and conditions of the Agreement, AnHeart grants to Innovent and its Affiliates a sub-licensable, royalty-bearing, exclusive right and sublicense in the Field in the Territory under the AnHeart Technology to use, offer for sale, sell, market, distribute, and import the Licensed Compound and Product(s).

WHEREAS, pursuant to Section 5.2 of the Agreement, Innovent shall pay AnHeart a non-refundable, non-creditable payment of [**Redacted**] Dollars within [**Redacted**] Business Days after the first anniversary date of the Agreement.

WHEREAS, pursuant to Section 5.3 of the Agreement, if [**Redacted**], Innovent shall pay AnHeart a milestone payment of [**Redacted**] US Dollars within [**Redacted**] Business Days after the event described above. The Parties acknowledge [**Redacted**]

WHEREAS, the Parties intend to enter into this Amendment to amend and supplement certain terms of the Agreement in relation to the payment and some other matters by Innovent to AnHeart.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants set forth herein, the Parties agree as follows:

SECTION 1

DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

SECTION 2

AMENDMENTS TO THE AGREEMENT

Section 2.01 Amendment to Section 1 of the Agreement.

2.01.1. Section 1.38 of the Agreement shall be deleted and replaced with following:

“1.38. “Regulatory Filings” means, collectively, all INDs for the Licensed Compound, the DMF, any NDA application, any supplementary applications, any designations such as BTDs, ODDs, and any other applications for Marketing Approval, and other filings, such as annual reports, DSUR, required by any Regulatory Authority in any region in the Territory; and correspondence, communication and feedback with or from the relevant Regulatory Authority in the Territory.”

Confidential

Execution Version

2.01.2. The following paragraphs shall be inserted to Section 1 of the Agreement after the definition of “Valid Claim”:

“1.46 “[**Redacted**]” means the [**Redacted**] The dates of [**Redacted**] are described under the Exhibits E and F respectively, subject to any adjustment pursuant to Section [**Redacted**]”

Section 2.02 Amendment to Article 3 of the Agreement.

2.02.1. The following sentences shall be added after the last sentence of Section 3.2.3 of the Agreement:

“Regarding Innovent’s final review of any NDA submission package, the draft submitted for such review [**Redacted**] For the avoidance of doubt, subject to the prior written approval of Innovent, the NDA filings of Product shall [**Redacted**] for the packaging, label and insert of Product.”

2.02.2. The following Section shall be added after Section 3.2.4 of the Agreement:

“3.2.5 Rolling Review. For expediting the reviewing process under this Agreement, the Parties agree to set up the rolling review process for any Regulatory Filings. Under such process, both Parties agree to within reasonable period share any Regulatory Filings through instant documents-sharing tools (e.g. sharepoint online) with the other Party for its review. For the purpose of clarity, with respect to any NDA submission package, AnHeart will share with Innovent the reasonably complete draft of M1 to M5 sections on a section-to-section basis. AnHeart shall have sole discretion to decide whether such draft section of M1 to M5 is reasonably complete, as well as when to provide Innovent with such reasonably complete draft, subject to the timetable in Exhibit E and Exhibit F (as adjusted pursuant to Section 3.8).”

2.02.5. The following Section shall be added after Section 3.7.3 of the Agreement:

“3.8 Timelines. Subject to 5.3.2(d), AnHeart shall follow the Development and Regulatory Filing timelines described under Exhibits E and F. For clarity, the Parties may mutually agree to a timeline or an adjustment to timeline related to Development and/or Regulatory Filing under this Agreement through JDC meeting(s) and in writing. If the Parties cannot reach a consensus to such timeline or adjustment, AnHeart shall have the final decision-making authority to it.”

Section 2.03 Amendment to Section 5.2 of the Agreement.

Section 5.2 of the Agreement shall be amended and restated in its entirety to read as follows:

“5.2 Research and Development Reimbursement. Upon the receipt of such invoices, Innovent will pay AnHeart a non-refundable, non-creditable payment of [**Redacted**] US Dollars [**Redacted**] (the “R&D Reimbursement”), to be paid in four installments of (i) [**Redacted**] US Dollars within [**Redacted**] Business Days after the Effective Date which Innovent has fully paid and AnHeart has fully received, (ii) [**Redacted**] US Dollars immediately upon the execution of the Amendment, (iii) [**Redacted**] US Dollars to AnHeart within [**Redacted**] Business Days after [**Redacted**] and (iv) [**Redacted**] US Dollars within [**Redacted**] Business Days after the second anniversary date of the Effective Date, respectively.”

Confidential

Execution Version

Section 2.04 Amendment to Section 5.3 of the Agreement.

Section 5.3 of the Agreement shall be amended and restated in its entirety to read as follows:

“5.3 Development Milestones.

5.3.1 Innovent will pay AnHeart the following development milestones within twenty (20) Business Days based upon events described in the below table for the Development made by AnHeart under this Agreement. In no case shall any milestone be paid more than once for a given event, regardless of the number of Products that subsequently achieves a given event and even if such Product is later used in a Combination Product. All amounts are shown in U.S. Dollars. The maximum total amount payable under this Section 5.3 shall not exceed [**Redacted**] U.S. Dollars (US[**Redacted**]).

Development Milestone	Payment (USD $)
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]

5.3.2 Notwithstanding the payment schedule in Section 5.3.1,

(a) Innovent shall pay the milestone payment of [**Redacted**] US Dollars relating to the achieved development milestone “[**Redacted**]” to AnHeart immediately upon the execution of the Amendment; and

(b) if AnHeart fails to [**Redacted**] for more than [**Redacted**] months after the NDA Filing Date described in Exhibit E and such delay is not caused by any force majeure event as provided under Section 12.12 (Force Majeure) of this Agreement or fault of Innovent, the payment for the development milestone of “[**Redacted**]” as set forth in the table in Section 5.3.1 shall be reduced from [**Redacted**] US Dollars [**Redacted**] to [**Redacted**] US Dollars [**Redacted**].”; and

Confidential

Execution Version

(c) if AnHeart fails to [**Redacted**] for more than [**Redacted**] months after the [**Redacted**] Date described in Exhibit F and such delay is not caused by any force majeure event as provided under Section 12.12 (Force Majeure) of this Agreement or fault of Innovent, the payment for the development milestone of “[**Redacted**]” as set forth in the table in Section 5.3.1 shall be reduced from [**Redacted**] US Dollars [**Redacted**] to [**Redacted**] US Dollars [**Redacted**].”; and

(d) The Parties agree that the [**Redacted**] described under Exhibits E and/or F respectively shall separately be extended for the total number of days equal to the sum of: (i) the number of days that equals to the positive result of the period of time (“Innovent Feedback Time”) that Innovent takes to provide final feedbacks on any corresponding [**Redacted**] minus [**Redacted**] days (for the purpose of clarity, Innovent Feedback Time commences from the date when AnHeart provides Innovent with the [**Redacted**]); and (ii) the number of days that equals to the positive result of the period of time that a Regulatory Authority takes to provide feedbacks on the corresponding [**Redacted**] minus [**Redacted**] days.”

Section 2.05 Amendment to Section 5.9 of the Agreement.

Section 5.9 of the Agreement shall be amended and restated in its entirety to read as follows:

“5.9 Late Payments. Innovent shall pay interest to AnHeart on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the London Interbank Offered Rate of interest plus [**Redacted**], as reported by The Wall Street Journal for the applicable period, to the extent permitted by Applicable Law, calculated on the number of days such payment is delinquent. This Section 5.9 will in no way limit any other remedies available to AnHeart.”

SECTION 3

MISCELLANEOUS

Section 3.01 Entire Agreement.

This Amendment together with the Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter of the Agreement and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof. Except as supplemented to or amended by this Amendment, all the other terms of the Agreement shall continue in full force and effect. References to the Agreement shall mean the Agreement as amended by this Amendment.

Section 3.02 Wavier

By entering into this Amendment, each Party agrees to release, discharge and waive any and all claims which it has or may have against the other Party, arising out of, or in connection with the other Party’s performance or breach of the Agreement (if any) before the Execution Date.

Section 3.03 Governing Law; Dispute Resolution.

This Amendment shall be governed by, and any disputes, claims or controversies in connection with this Amendment, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, or termination, shall be resolved in accordance with, the laws of the [**Redacted**] without regard to its conflict of laws rules. Any dispute arising out of or in connection with this Amendment shall be solved according to Section 11 of the Agreement.

Confidential

Execution Version

Section 3.04 Counterparts.

This Amendment may be executed and delivered (including by facsimile transmission and/or through PDF documents) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same amendment.

Section 3.05 Effectiveness.

This Amendment shall, after being duly executed by the Parties, come into effect and be binding upon the Parties since the Execution Date.

[Remainder of page intentionally left blank]

Confidential

Execution Version

IN WITNESS WHEREOF, AnHeart and Innovent have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

ANHEART THERAPEUTICS (HANGZHOU) CO., LTD. (葆元生物医药科技（杭州）有限公司) (Company Seal)

Signature:	/s/ Junyuan Wang

Printed Name: Junyuan Wang

Title: Chief Executive Officer

Signature Page to Amendment to Collaboration and License Agreement

Confidential

Execution Version

IN WITNESS WHEREOF, AnHeart and Innovent have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

INNOVENT BIOLOGICS (SUZHOU) CO., LTD. (信达生物制药（苏州）有限公司 )(Company Seal)

Signature:	/s/ Dan Qiaorong

Printed Name: Dan Qiaorong

Title: Legal Representative

Signature Page to Amendment to Collaboration and License Agreement

Confidential

Execution Version

Exhibit E

[**Redacted**] timeline, aligned on Aug-2022-JDC Meeting

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

Exhibit E to Collaboration and License Agreement

Confidential

Execution Version

Exhibit F

[**Redacted**] timeline, aligned on Aug-2022-JDC Meeting

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

Exhibit F to Collaboration and License Agreement